FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates and exchange rates. The Company has a portfolio of swaps which swap floating rate interest to fixed rate, and which also fix the Norwegian kroner to US dollar exchange rate applicable to the interest payable and principal repayment on the NOK bonds due 2017 and 2019. From a financial perspective these swaps hedge interest rate and exchange rate exposure. The counterparties to such contracts are DNB Bank, Nordea Bank Finland Plc., ABN AMRO Bank N.V., NIBC Bank N.V., Skandinaviska Enskilda Banken AB (publ), ING Bank N.V., Danske Bank A/S, Swedbank AB (publ), Credit Agricole Corporate & Investment Bank and Commonwealth Bank of Australia. Credit risk exists to the extent that the counterparties are unable to perform under the contracts, but this risk is considered not to be substantial as the counterparties are all banks which have provided the Company with loans.
The following table presents the fair values of the Company’s derivative instruments that were designated as cash flow hedges and qualified as part of a hedging relationship, and those that were not designated:

(in thousands of $)	June 30, 2017	December 31, 2016
Designated derivative instruments - short-term assets:
Interest rate swaps	79	110
Total derivative instruments - short-term assets	79	110

Designated derivative instruments - long-term assets:
Interest rate swaps	3,809	4,540
Non-designated derivative instruments - long-term assets:
Interest rate swaps	843	1,502
Total derivative instruments - long-term assets	4,652	6,042

(in thousands of $)	June 30, 2017	December 31, 2016
Designated derivative instruments -short-term liabilities:
Interest rate swaps	—	—
Cross currency interest rate swaps	13,396	37,101
Non-designated derivative instruments -short-term liabilities:
Interest rate swaps	238	—
Cross currency interest rate swaps	25,732	2,208
Total derivative instruments - short-term liabilities	39,366	39,309

Designated derivative instruments - long-term liabilities:
Interest rate swaps	9,115	10,134
Cross currency interest rate swaps	37,605	41,716
Non-designated derivative instruments - long-term liabilities:
Interest rate swaps	1,544	1,388
Cross currency interest rate swaps	7,445	8,218
Total derivative instruments - long-term liabilities	55,709	61,456

Interest rate risk management
The Company manages its debt portfolio with interest rate swap agreements denominated in U.S. dollars and Norwegian kroner to achieve an overall desired position of fixed and floating interest rates. At June 30, 2017, the Company and its consolidated subsidiaries had entered into interest rate swap transactions, involving the payment of fixed rates in exchange for LIBOR or NIBOR, as summarized below. The summary includes all swap transactions, most of which are hedges against specific loans.

Notional Principal (in thousands of $)	Inception date	Maturity date	Fixed interest rate

$27,155 (reducing to $24,794)	March 2008	August 2018	4.05% - 4.15%
$28,279 (reducing to $23,394)	April 2011	December 2018	2.13% - 2.80%
$41,929 (reducing to $34,044)	May 2011	January 2019	0.80% - 2.58%
$100,000 (remaining at $100,000)	August 2011	August 2021	2.50% - 2.93%
$139,533 (reducing to $79,733)	May 2012	August 2022	1.76% - 1.85%
$105,436 (equivalent to NOK600 million)	October 2012	October 2017	5.92% - 6.23%	*
$33,250 (reducing to $32,142)	February 2013	December 2017	0.81% - 0.82%
$100,000 (remaining at $100,000)	March 2013	April 2023	1.85% - 1.97%
$151,008 (equivalent to NOK900 million)	March 2014	March 2019	6.03%	*
$105,188 (reducing to $70,125)	December 2016	December 2021	1.86% - 3.33%
$108,375 (reducing to $70,125)	January 2017	January 2022	1.56% - 3.09%
$30,333 (reducing to $19,413)	September 2015	March 2022	1.67%
$193,594 (reducing to $149,844)	February 2016	February 2021	1.07% - 1.26%

* These swaps relate to the NOK600 million and NOK900 million senior unsecured bonds due 2017 and 2019, respectively, and the fixed interest rates paid are exchanged for NIBOR plus the margin on the bonds. For the remaining swaps the fixed interest rate paid is exchanged for LIBOR, excluding margin on the underlying loans.

The total notional principal amount subject to swap agreements as at June 30, 2017 was $1.2 billion (December 31, 2016: $1.0 billion).
Foreign currency risk management
The Company has entered into currency swap transactions, involving the payment of U.S. dollars in exchange for Norwegian kroner, which are designated as hedges against the NOK600 million senior unsecured bonds due 2017 and the NOK900 million senior unsecured bonds due 2019.

Principal Receivable	Principal Payable		Inception date	Maturity date
NOK600 million	$105.4	million	October 2012	October 2017
NOK900 million	$151.0	million	March 2014	March 2019

Apart from the NOK600 million and NOK900 million senior unsecured bonds due 2017 and 2019, respectively, the majority of the Company’s transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. Other than the corresponding currency swap transactions summarized above, the Company has not entered into forward contracts for either transaction or translation risk. Accordingly, there is a risk that currency fluctuations could have an adverse effect on the Company’s cash flows, financial condition and results of operations.
Fair Values
The carrying value and estimated fair value of the Company’s financial assets and liabilities at June 30, 2017 and December 31, 2016 are as follows:

	June 30, 2017	June 30, 2017	December 31, 2016	December 31, 2016
(in thousands of $)	Carrying value	Fair value	Carrying value	Fair value
Non-derivatives:
Available-for-sale securities	110,802	110,802	118,489	118,489
Floating rate NOK bonds due 2017	17,482	17,701	65,445	65,955
Floating rate NOK bonds due 2019	90,764	90,310	87,801	86,026
Floating rate NOK bonds due 2020	59,871	59,871	—	—
3.25% unsecured convertible bonds due 2018	184,202	192,924	184,202	201,206
5.75% unsecured convertible bonds due 2021	225,000	217,717	225,000	224,366
Derivatives:
Interest rate/ currency swap contracts - short-term receivables	79	79	110	110
Interest rate/ currency swap contracts - long-term receivables	4,652	4,652	6,042	6,042
Interest rate/ currency swap contracts - short-term payables	39,366	39,366	39,309	39,309
Interest rate/ currency swap contracts - long-term payables	55,709	55,709	61,456	61,456

The above short-term receivables relating to interest rate/ currency swap contracts all relate to designated hedges at June 30, 2017 and December 31, 2016. The above long-term receivables relating to interest rate/ currency swap contracts at June 30, 2017, include $0.8 million which relates to non-designated swap contracts (December 31, 2016: $1.5 million), with the balance relating to designated hedges. The above short-term payables relating to interest rate/ currency swap contracts at June 30, 2017, include $26.0 million which relates to non-designated swap contracts (December 31, 2016: $2.2 million), with the balance relating to designated hedges. The above long-term payables relating to interest rate/ currency swap contracts at June 30, 2017, include $9.0 million which relates to non-designated swap contracts (December 31, 2016: $9.6 million), with the balance relating to designated hedges.
In accordance with the accounting policy relating to interest rate and currency swaps described in the Company’s Annual Report on Form 20-F for the year ended December 31, 2016, where the Company has designated the swap as a hedge, and to the extent that the hedge is effective, changes in the fair values of interest rate swaps are recognized in other comprehensive income. Changes in the fair value of other swaps and the ineffective portion of swaps designated as hedges are recognized in the Consolidated Statement of Operations.

The above fair values of financial assets and liabilities as at June 30, 2017, were measured as follows:

		Fair value measurements using,
(in thousands of $)	June 30, 2017	Quoted Prices in Active Markets for identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Available-for-sale securities	110,802	110,802		—
Interest rate/ currency swap contracts – short-term receivables	79		79
Interest rate/ currency swap contracts - long-term receivables	4,652		4,652
Total assets	115,533	110,802	4,731	—
Liabilities:
Floating rate NOK bonds due 2017	17,701	17,701
Floating rate NOK bonds due 2019	90,310	90,310
Floating rate NOK bonds due 2020	59,871	59,871
3.25% unsecured convertible bonds due 2018	192,924	192,924
5.75% unsecured convertible bonds due 2021	217,717	217,717
Interest rate/ currency swap contracts – short-term payables	39,366		39,366
Interest rate/ currency swap contracts – long-term payables	55,709		55,709
Total liabilities	673,598	578,523	95,075	—

Fair value is measured in accordance with FASB ASC Topic 820 “Fair Value Measurement and Disclosures”. ASC 820 establishes a fair value hierarchy as follows:
Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable market-based inputs other than quoted prices or unobservable inputs that are corroborated by market data.
Level 3 - Unobservable inputs for assets or liabilities that are not corroborated by market data.

Listed available-for-sale securities are recorded at fair value, being their market value as at the balance sheet date.

The estimated fair values for the floating rate NOK denominated bonds due 2017, 2019 and 2020, and the 3.25% and 5.75% unsecured convertible bonds due 2018 and 2021, respectively, are all based on their quoted market prices as at the balance sheet date.

The fair value of interest rate and currency swap contracts is calculated using a well-established independent valuation technique applied to contracted cash flows and LIBOR/NIBOR interest rates as at June 30, 2017.
Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Skandinaviska Enskilda Banken, ABN AMRO, Nordea, Bank of Valletta and Credit Agricole Corporate and Investment Bank. However, the Company believes this risk is remote.

Since the Company was spun-off from Frontline in 2004, Frontline has accounted for a significant proportion of our operating revenues. In the six months ended June 30, 2017, Frontline accounted for approximately 18% of our consolidated operating revenues (six months ended June 30, 2016: 33%; year ended December 31, 2016: 28%). There is therefore a concentration of revenue risk with Frontline.
In addition, a significant portion of our net income is generated from our associated companies that lease rigs to subsidiaries of Seadrill including NADL, which is fully guaranteed by Seadrill. In the six months ended June 30, 2017, income from our associated companies accounted for approximately 42% of our consolidated net income (six months ended June 30, 2016: 28%; year ended, December 31, 2016: 32%). There is therefore a concentration of risk with Seadrill.
In September 2017, Seadrill announced its Restructuring Plan. The Company and three of the Company's subsidiaries, who own and lease the drilling rigs West Linus, West Hercules and West Taurus to Seadrill, have also entered into the Restructuring Plan. As part of the agreement, Ship Finance and its relevant subsidiaries have agreed to reduce the contractual charter hire payable by Seadrill by approximately 30% for a 5-year period starting in 2018, with the reduced amounts added back in the period thereafter. The call options on behalf of Seadrill under the relevant leases have also been amended as part of the Restructuring Plan. The leases for West Hercules and West Taurus will also be extended for a period of 13 months until December 2024, with amended purchase obligations at the new expiry of the charters. Concurrently, the banks who finance the three rigs have agreed to extend the loan period by approximately four years under each of the facilities, with reduced amortization in the extension period compared to today's level. If the Restructuring Plan is terminated or not approved by the court, the Company's income generated from associated companies could be reduced or eliminated and could also result in a default under the respective loan facilities provided by the banks in these associated companies resulting in them calling on guarantees provided by the Company.
As discussed in Note 16: Commitments and Contingent Liabilities, the Company, at June 30, 2017, guaranteed a total of $235 million (December 31, 2016: $240 million) of the bank debt in these companies and had outstanding receivable balance on loans granted by the Company to these associated companies totaling $314.0 million at June 30, 2017 (December 31, 2016: $330.7 million). The loans granted by the Company are considered not impaired at June 30, 2017, due to the fair value of the ultra deepwater drilling rigs owned by SFL Deepwater and SFL Hercules exceeding the book values at June 30, 2017 and due to current employment under a sub-charter and generally high utilization rates for the type of harsh environment jack-up rig in SFL Linus.